SECURITY AGREEMENT

            SECURITY AGREEMENT, dated as of May 8, 1998, among CONVERSION TECHNOLOGIES INTERNATIONAL, INC., a Delaware Corporation (the "Company"), DUNKIRK INTERNATIONAL GLASS AND CERAMICS CORPORATION, a Delaware Corporation ("Dunkirk"), ADVANCED PARTICLE TECHNOLOGIES, INC., a Delaware Corporation ("APT", together with Dunkirk, the "Subsidiaries") (collectively, with the Company, "Debtors"), and PARAMOUNT CAPITAL ASSET MANAGEMENT, INC., (the "Secured Party"), solely as agent for the holders (the "Holders") of the Company's Senior Secured Notes (the "Notes") and not in its individual capacity.

            WHEREAS, The Holders have each extended credit or will extend credit to the Company represented by separate Notes in an aggregate principal amount of up to One Million Two Hundred Thousand Dollars ($1,200,000).

            WHEREAS, The Holders have entered into a Senior Secured Line of Credit Agreement (the "Line of Credit") pursuant to which, among other things, the Secured Party has been appointed to act as agent under this Agreement for the benefit of all Holders to secure the obligations of the Debtors to the Holders under their respective Notes.

            WHEREAS, In consideration of the extension of credit to the Company under the Notes, the Debtors wishes to grant a security interest in certain collateral to the Secured Party for the benefit of all Holders.

            NOW, THEREFORE, the parties hereto, intending legally to be bound, do hereby agree as follows (terms used and not defined herein shall have the meanings as defined in the Delaware Uniform Commercial Code (the "Delaware UCC"), the New York General Obligations Law (the "New York UCC") and the Florida Uniform Commercial Code (the "Florida UCC")):

            1. Grant of a Security Interest. Debtors hereby grant to the Secured Party for the benefit of all Holders a security interest in the Collateral (as defined in Section 2).

            2. Collateral. The collateral covered by this Agreement consists of all property of the following types, wherever located and whether now owned or hereafter owned or acquired by the Debtors, whether or not affixed to realty, in all Proceeds and Products thereof in any form, in all parts, accessories, attachments, special tools, additions, replacements, substitutions and accessions thereto or therefor, and in all increases or profits received therefrom, including, without limitation, all of the shares of stock of Dunkirk and APT, all property described in any schedule from time to time delivered by the Debtors to the Secured Party: Inventory and Receivables of the Company and the Subsidiaries now owned and hereafter owned or acquired (all of the foregoing, including such proceeds, being collectively referred to as the "Collateral").

            3. The Debtors' Obligations Secured Hereby. The Debtors' obligations (the "Obligations") to the Secured Party secured hereby for the benefit of the Holders are the payment of the principal sum and interest evidenced by the Notes, and performance and discharge of each and every obligation of the Company and the Subsidiaries, as the case may be, under this Agreement, the Line of Credit, the Warrants (as defined in the Line of Credit), the Subsidiary Guarantee and the Notes.

            4. Debtors Representations and Warranties. Debtors represent and warrant and, so long as this Security Agreement is in effect, shall be deemed continuously to represent and warrant, that:

                  (a) Debtors are the sole legal and beneficial owner of the Collateral free and clear of any liens, security interests, claims, options, adverse interests, or other encumbrances, except for the security interests created by this Agreement.

                  (b) Debtors have all necessary corporate power and authority and have taken all corporate action necessary to execute, deliver and perform this Agreement and the Notes and to encumber and grant a security interest in the Collateral.

                  (c) There is no effective financing statement or other instrument similar in effect covering all or any part of the Collateral on file in any recording office except as (i) may have been filed in favor of the Secured Party or (ii) as set forth on Schedule I hereto.

                  (d) This Agreement creates a valid security interest of the Secured Party in the Collateral securing payment of the Obligations. Upon the filing of the financing statements and the other instruments similar in effect under Section 5(b) or the taking of any other action necessary to perfect, the Secured Party will have valid and perfected first priority liens on and security interests in the Collateral.

                  (e) No consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority, regulatory body, lessor, franchise or other person or entity is required for the grant by Debtors of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Debtors or for the perfection or exercise by the Secured Party of its rights and remedies hereunder, except filings of financing documents or as otherwise set forth on Schedule I hereto.

                  (f) Debtors do not transact any part of their businesses under any trade names, division names, assumed names or other names, except for the names set forth in the preamble or on Schedule I hereto; Debtors' business addresses and chief executive offices are as set forth on Schedule I hereto; and Debtors' records concerning the Collateral are kept at such address.

                  (g) Each Account, General Intangible and Chattel Paper constituting Collateral is genuine and enforceable in accordance with its terms against the party obligated to pay it (the "Account Debtor"), and no Account Debtor has any defense, setoff, claim or


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

counterclaim against Debtors which can be asserted against the Secured Party, whether in any proceeding to enforce the Collateral or otherwise.

                  (h) Debtors will promptly deliver to the Secured Party a schedule of all Accounts, General Intangibles and Chattel Paper, and will provide updated schedules thereof from time to time as the Secured Party may reasonably request, but not more frequently than monthly. The amounts represented on such schedules by Debtors to the Secured Party as owing by each Account Debtor or by all Account Debtors are and will be the correct amounts actually and unconditionally owing by such Account Debtor or Account Debtors individually and in the aggregate, except for normal cash discounts where applicable.

                  (i) Each Instrument and each Document constituting Collateral is genuine and in all respects what it purports to be.

                  (j) Any Collateral which is a Fixture is affixed to real property at Debtor's addresses specified on Schedule II hereto.

            5. Debtors' Covenants. Debtors agree and covenant for themselves, their successors and assigns that:

                  (a) The Collateral will be used solely for business purposes of Debtors and will remain in the possession or under the control of Debtors (sale or replacement in the ordinary course excepted) and will not be used for any unlawful purpose. The Collateral will not be misused, abused, wasted or allowed to deteriorate (ordinary wear and tear excepted). Debtors will keep the Collateral, as appropriate and applicable, in good condition and repair (ordinary wear and tear excepted), and will clean, shelter, and otherwise deal with the Collateral in all such ways as are considered good practice by owners of like property.

                  (b) Debtors have executed and will promptly file with the appropriate governmental authorities, or deliver to the Secured Party for filing, UCC-1 Financing Statements with respect to the Collateral. Debtors shall, at no cost to the Secured Party, promptly execute, acknowledge and deliver all such other documents as the Secured Party reasonably deems necessary to (i) create, perfect and continue the security interest in the Collateral contemplated hereby, (ii) preserve and protect the rights and remedies contemplated hereby. Debtors will pay all costs of title searches and filing of financing statements, assignments and other documents in all public offices reasonably requested by the Secured Party, and will not, without the prior written consent of the Secured Party, file or authorize or permit to be filed in any public office any financing statement naming Debtors as debtors and not naming the Secured Party, as agent for the Holders, as secured party, except with respect to other secured indebtedness permitted by the terms of the Notes.

                  (c) Debtors will defend the Collateral against the claims and demands of all other parties, including, without limitation, defenses, setoffs, claims and counterclaims asserted by any Account Debtor against Debtors or the Secured Party, except, as to Inventory, purchasers and lessees in the ordinary course of Debtors' businesses; will keep the Collateral free


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

from all security interests or other encumbrances, except the Security Interest; and will not sell, transfer, lease, assign, deliver or otherwise dispose of any Collateral or any interest therein without the prior written consent of the Secured Party, except that Debtors may sell or lease Inventory in the ordinary course of Debtors' businesses and sell, lease or replace equipment in the ordinary course of business.

                  (d) Debtors will, at the Secured Party's request, mark any and all books and records to indicate the Security Interest.

                  (e) Debtors will deliver to the Secured Party, upon demand, all Documents and all Chattel Paper (duly endorsed to Secured Party) constituting, representing or relating to the Collateral or any part thereof, and any schedules, invoices, shipping documents, delivery receipts, purchase orders, contacts or other documents representing or relating to the Collateral or any part thereof.

                  (f) Debtors will notify the Secured Party promptly in writing of any change in Debtors' business addresses or chief executive offices, any change in the address at which records concerning the Collateral are kept and any change in Debtor's name, identity or corporate or other structure.

                  (g) Debtors will prevent the Collateral or any part thereof from being or becoming an accession to other goods not covered by this Security Agreement.

                  (h) Debtors shall pay all out-of-pocket expenses, including reasonable attorneys' fees and costs, incurred by the Secured Party after or in reasonable anticipation of the occurrence of an Event of Default in the preservation, realization, enforcement or exercise of any of the Secured Party's rights under this Agreement.

                  (i) Any and all Collateral described or referred to in the granting clauses hereof which is hereafter acquired shall, and without any further conveyance, assignment or act on the part of Debtors or the Secured Party, become and be subject to the security interests herein granted as fully and completely as though specifically described herein, but nothing in this
Section 5(i) shall be deemed to modify or change the obligations of Debtors under Section 5(b) hereof.

                  (j) Upon request of the Secured Party, forthwith execute and deliver or cause to be executed and delivered to the Secured Party, in due form for filing or recording (and pay the cost of filing or recording the same in all public offices deemed necessary by the Secured Party), such assignments, security agreements, pledge agreements, consents, waivers, financing statements, stock or bond powers, and other documents, and do such other acts and things, all as the Secured Party may from time to time request, to establish and maintain to the satisfaction of the Secured Party valid perfected liens in all Collateral (free of all other liens, claims, and rights of third parties whatsoever, except for Liens, claims, and rights permitted by this Security Agreement or as set forth on the Schedules hereto).


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

            6. Certain Provisions Concerning Collateral.

                  (a) After the occurrence of an Event of Default (as defined below), the Secured Party may notify all or any Account Debtors of the security interest created hereby and may also direct such Account Debtors to make all payments on Collateral to the Secured Party. All payments on and from Collateral received by the Secured Party directly or from Debtors shall be applied to the Obligations in accordance with Section 9. The Secured Party may demand of Debtors in writing, before or after notification to Account Debtors and without waiving in any manner the security interest created hereby, that any payments on and from the Collateral received by Debtors: (i) shall be held by Debtors in trust for the Secured Party in the same medium in which received; (ii) shall not be commingled with any assets of Debtors; and (iii) shall be delivered to Secured Party in the form received, properly endorsed to permit collection, not later than the next business day following the day of their receipt; and Debtors shall comply with such demand. Debtors shall also promptly notify the Secured Party of the return to or repossession by Debtors of Goods underlying any Collateral, other than returns or repossession in the ordinary course of Debtors' businesses, and shall hold the same in trust for the Secured Party and shall dispose of the same as Secured Party directs.

                  (b) If any Collateral consists of investment securities, Debtors have delivered and will continue to deliver such securities to the Secured Party to be held as Collateral and, after an Event of Default, authorizes the Secured Party to transfer the same or any part thereof into its own name or that of its nominee so that the Secured Party or its nominee may appear of record as the sole owner thereof. Upon demand, Debtors shall deliver promptly to the Secured Party copies of all notices, statements or other communications received by them or their nominees as owner of such securities.

                  (c) Until the occurrence of an Event of Default, Debtors reserve the right to receive all income from or interest on the Collateral. Upon the occurrence of an Event of Default, Debtors will not demand or receive any income from or interest on such Collateral and, if Debtors receive any such income or interest without any demand by it, the same shall be held by Debtors in trust for the Secured Party in the same medium in which received, shall not be commingled with any assets of Debtors and shall be delivered to the Secured Party in the form received, properly endorsed to permit collection, not later than the next business day following the day of its receipt. The Secured Party may apply the net cash receipts from such income or interest to payment of the Obligations, provided that the Secured Party shall account for and pay over to Debtors any such income or interest remaining after payment in full of the Obligations.

                  (d) Whether or not an Event of Default has occurred, Debtors authorize the Secured Party to (i) receive any increase in or profits on the Collateral (other than Inventory, in the case where no Event of Default has occurred) (including, without limitation, any stock issued as a result of any stock split or dividend, any capital distributions and the like), and to hold the same as part of the Collateral, (ii) receive any payment or distribution on the Collateral upon redemption by, or dissolution and liquidation of, the issuer thereof, (iii) surrender such Collateral or any part thereof in exchange therefor, and (iv) hold the net cash receipts from any such payment or distribution described in clause (ii) hereof as part of the Collateral. If Debtors


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

receive any such increase, profits, payments or distributions, Debtors will receive and deliver same promptly to the Secured Party on the same terms and conditions set forth in Section 6(b) hereof respecting income or interest, to be held by the Secured Party as part of the Collateral.

            7. Events of Default. The occurrence of any "Events of Default" under the Line of Credit shall constitute an "Event of Default" under this Security Agreement.

            8. Remedies on Default. (a) Upon the occurrence of an Event of Default the Secured Party may, by notice to Debtors (or automatically in the case of an Event of Default pursuant to Section 5 of the Note not requiring notice), declare the aggregate unpaid principal balance of all the Notes, together with all unpaid accrued interest thereon, to be immediately due and payable and thereupon all such amounts shall be and become immediately due and payable to the Secured Party for the benefit of the Holders. Upon such acceleration, the Secured Party, for the benefit of the Holders, shall have all rights, privileges, powers and remedies provided a secured party under the Delaware UCC, the New York UCC and the Florida UCC and any other applicable law. Upon the existence or occurrence of an Event of Default, the Secured Party may require Debtors to assemble the Collateral and make it available to the Secured Party at a place or places designated by the Secured Party, and the Secured Party may use and operate the Collateral.

                  (b) Without in any way requiring notice to be given in the following time and manner, Debtors agree that any notice by the Secured Party of sale, disposition or other intended action hereunder or in connection herewith, whether required by the Delaware UCC, the New York UCC, the Florida UCC or otherwise, shall constitute reasonable notice to Debtors if such notice is mailed by regular or certified mail postage prepaid, at least seven (7) business days prior to such action, to Debtors' addresses specified in Schedule I hereto or to any other addresses which Debtors have specified in writing to the Secured Party as the address to which notices hereunder shall be given to Debtors.

                  (c) After an Event of Default, the Secured Party may demand, collect and sue on any of the Accounts, Chattel Paper, Instruments and General Intangibles (in either Debtor's or the Secured Party's name at the latter's option); may enforce, compromise, settle or discharge such Collateral without discharging the Obligations or any part thereof; and may indorse Debtors' name on any and all checks, commercial paper, and any other Instruments pertaining to or constituting Collateral.

            9. Payments After an Event of Default. All payments received and amounts realized by the Secured Party pursuant to Section 8, including all such payments and amounts received after the entire unpaid principal and interest amount of the Notes has been declared due and payable, as well as all payments or amounts then held or thereafter received by the Secured Party as part of the Collateral while an Event of Default shall be continuing, shall be promptly applied and distributed by the Secured Party in the following order of priority:

                  (a) first, to the payment of all costs and expenses, including reasonable legal expenses and attorneys' fees, incurred or made hereunder by the Secured Party, and/or by


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any other Holder or Holders, including any such costs and expenses of foreclosure or suit, if any, and of any sale or the exercise of any other remedy under Section 8, and of all taxes, assessments or liens superior to the lien granted under this Security Agreement, except any taxes, assessments or other superior lien subject to which any said sale under Section 8 hereof may have been made; and

                  (b) second, to the payment to each Holder of the amount then owing or unpaid on such Holder's Note, and in case the payments received and amounts realized by the Secured Party shall be insufficient to pay in full the whole amount so due, owing or unpaid upon all the Notes, then ratably, in the proportion that the unpaid principal amount of each Note bears to the aggregate unpaid principal amount of all Notes, and in the proportion that the amount of interest accrued under each Note bears to the aggregate amount of interest accrued under all the Notes, with application on each Note to be made first to the unpaid interest thereon, and second, to the unpaid principal thereof, such application to be made upon presentation of the Notes and the notation thereon of the payment, if partially paid, or the surrender and cancellation thereof, if fully paid; and

                  (c) third, to the payment of the balance or surplus, if any, to Debtors, its successors and assigns, or to whomever may be lawfully entitled to receive the same.

            10. Power of Attorney. Debtors hereby appoint the Secured Party the attorney-in-fact of Debtors to prepare, sign and file or record, for Debtors in Debtors' name, any financing statement and to take any other action reasonably deemed by the Secured Party necessary or desirable to perfect and continue the perfection of the security interest of the Secured Party hereunder, and to perform any obligations of Debtors hereunder, at Debtors' expense, but without obligation to do so. Such power of attorney is coupled with an interest and is irrevocable so long as this Agreement is in effect.

            11. Secured Party's Right to Cure; Reimbursement. In the event Debtors should fail to do any act as herein provided, the Secured Party may, but without obligation to do so, with notice to Debtors, and without releasing Debtors from any obligation hereof, make or do the same in such manner and to such extent as the Secured Party may deem necessary to protect the Collateral, including, without limitation, the defense of any action purporting to affect the Collateral or the rights or powers of the Secured Party hereunder, at Debtors' expense. Debtors shall reimburse the Secured Party for expenses reasonably incurred under this Section 11.

            12. Miscellaneous. (a) This Agreement, together with the covenants and warranties contained in it, shall inure to the benefit of the Secured Party, the Holders and their respective successors, assigns, heirs and personal representatives, and shall be binding upon Debtors, its successors and assigns.

                  (b) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered against receipt to the party to whom it is to be given (i) if to Debtors, at their


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

addresses set forth in Schedule I hereto to the attention of its President or
(ii) if to the Secured Party, at its address set forth in the preamble of this Agreement, to the attention of its Chairman. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 11(b) shall be deemed given at the time of receipt thereof.

                  (c) This Agreement shall terminate on the satisfaction in full of all of the Obligations and, on such termination, the Secured Party shall release to Debtors the security interest granted in the Collateral hereunder; provided, that if, after receipt of any payment of all or any part of the Obligations, the Secured Party is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, this Agreement shall continue in full force notwithstanding any contrary action which may have been taken by the Secured Party in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Secured Party's rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

                  (d) If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

                  (e) The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

                  (f) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (g) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  (h) No course of dealing and no delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Secured Party's rights, powers or remedies. No right, power or remedy conferred by this Agreement upon the Secured Party shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

                  (i) This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.


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

                  (j) Debtors irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, Debtors waive personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 12(b). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, Debtors shall appear or answer such summons, complaint, or other process.

                  (k) This Agreement may be amended, or any of its provisions waived only by a written instrument executed by the Company and the Secured Party.


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

      IN WITNESS WHEREOF, the parties have executed this Security Agreement on the date set forth above.

PARAMOUNT CAPITAL ASSET                   ADVANCED PARTICLE
MANAGEMENT, INC.                          TECHNOLOGIES, INC.

By: /s/ Lindsay A. Rosenwald              By: /s/ William Amt
    -----------------------------             -----------------------
Name:  Lindsay A. Rosenwald, M.D.         Name:  William Amt
Title: President                          Title: President

CONVERSION TECHNOLOGIES                   DUNKIRK INTERNATIONAL GLASS
INTERNATIONAL, INC.                       AND CERAMICS CORPORATION

By: /s/ William Hurt                      By: /s/ William Amt
    -----------------------------             -----------------------
Name:  William Hurt                       Name:  William Amt
Title: President                          Title: President


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

                                   Schedule I

       Fixture Collateral Affixed to Financing Statements - Section 4(c)

                                      None

                Trade Names, Division Names, Etc - Section 4(f)

                      Business Addresses - Section 4 (f)

Conversion Technologies International, Inc. Advanced Particle Technologies, Inc.
3452 Lake Lynda Drive, Suite 280            7 San Bartola Drive
Orlando, Florida 32817                      St. Augustine, Florida 32086

               Dunkirk International Glass & Ceramics Corporation
                              181 Stegelske Avenue
                                  Dunkirk, NY
                                     14048

                     Chief Executive Offices - Section 4(f)

                  Conversion Technologies International, Inc.
                        3452 Lake Lynda Drive, suite 280
                             Orlando, Florida 32817

                                   Schedule I

                                  Schedule II

           Fixture Collateral Affixed to Real Property - Section 4(j)

                                      NONE

                                  Schedule II